UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 29, 2011

SEACHANGE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:	(978) 897-0100

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of a press release of SeaChange International, Inc. (“SeaChange”), dated November 30, 2011, in which SeaChange provided preliminary financial results for the fiscal quarter ended October 31, 2011.

The information contained in this Item 2.02 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

William C. Styslinger, III is retiring as Chairman and Chief Executive Officer of SeaChange International, Inc. (“SeaChange”), effective December 8, 2011.

On November 30, 2011, Raghu Rau was appointed as SeaChange’s interim Chief Executive Officer and Thomas Olson was appointed Chairman of SeaChange’s Board of Directors.  Messrs. Rau and Olson are each members of SeaChange’s Board of Directors, with Mr. Olson having previously served as the independent Lead Director.

Mr. Rau, 62, has been a member of the SeaChange Board of Directors since 2010 and is a strategic advisor specializing in global marketing, business strategy and venture capital and market development for high-technology companies.  Mr. Rau has served on the Board of Directors of Aviat Networks, Inc. since November 2010, and previously served on the Board of Directors of Microtune, Inc., prior to its acquisition by Zoran, Inc., from May 2010 to December 2010.  From 1992 to 2008, Mr. Rau held a number of positions with Motorola, Inc., including leadership positions in marketing and strategy, most recently serving as the Senior Vice President, Mobile TV Solutions Business from 2007 to 2008.

The selection of Mr. Rau to serve as interim Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person.  In addition, there are no family relationships between Mr. Rau and any director or other executive officer of SeaChange and there are no related persons transactions between SeaChange and Mr. Rau reportable under Item 404(a) of Regulation S-K.

SeaChange expects to provide certain compensation to Mr. Rau in connection with his appointment as interim Chief Executive Officer.  The terms of such compensation have not yet been determined.

In connection with his retirement, Mr. Styslinger and SeaChange entered into a separation agreement and release of claims, dated as of November 29, 2011 (the “Separation Agreement”).  Under the terms of the Separation Agreement, SeaChange will:

•	pay Mr. Styslinger $950,000, two times his current annual base salary, in twelve equal monthly installments on SeaChange’s regular payroll schedule;

•
pay for 24 months of Mr. Styslinger’s coverage under comparable medical and dental benefit plans to those by which Mr. Styslinger was covered immediately prior to the termination of his employment; and

•
waive the continuing employment requirement applicable to unvested restricted stock units for 191,004 shares of SeaChange’s common stock previously granted to Mr. Styslinger, permitting these restricted stock units to continue to vest in accordance with their current vesting schedules following the termination of Mr. Styslinger’s employment.

Mr. Styslinger will additionally remain eligible for a target bonus of 125,000 restricted stock units and additional restricted stock units with a value of $330,000 pursuant to the terms of his fiscal year 2012 compensation and bonus plan.  If earned, such 2012 bonus payments will be made at the time and under the terms as would have applied had Mr. Styslinger remained actively employed by SeaChange, except that under the Separation Agreement Mr. Styslinger will have the right to elect to receive any earned 2012 bonus in cash in lieu of RSUs, in an amount equal to 70% of the fair market value of the RSUs he would have received absent the cash election.

In the event that a Change in Control (as defined in Mr. Styslinger’s Change-in-Control Severance Agreement with SeaChange) occurs after December 8, 2011 but before September 30, 2012, the Separation Agreement (i) requires SeaChange to pay Mr. Styslinger an amount equal to the difference between the sum of the cash value of his 2012 Bonus and the $950,000 in severance pay described above and the cash value of the compensation Mr. Styslinger would otherwise have been entitled to under his Change-in-Control Severance Agreement in connection with the Change in Control, and (ii) provides for the full acceleration of all unvested restricted stock units held by Mr. Styslinger.

Under the Separation Agreement, Mr. Styslinger agreed to noncompetition and nonsolitation provisions restricting his activities for a one-year post-employment period.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On November 30, 2011, SeaChange issued a press release regarding Mr. Rau’s appointment as Chief Executive Officer, Mr. Olson’s appointment as Chairman of the Board of Directors, and Mr. Styslinger’s retirement.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are attached to this report:

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims, dated as of November 29, 2011, by and between SeaChange International, Inc. and William C. Styslinger, III.

99.1	Press release issued by SeaChange International, Inc., dated November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated:  November 30, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims, dated as of November 29, 2011, by and between SeaChange International, Inc. and William C. Styslinger, III.

99.1	Press release issued by SeaChange International, Inc., dated November 30, 2011.